UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2008

NEXT 1 INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52669	26-3509845
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2400 N Commerce Parkway, Suite 105 Weston, Fl.		33326
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 888-9779

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of David Fisher as Chief Financial Officer

On November 17, 2008, David Fischer, the Registrant’s Chief Financial Officer and Principal Financial Officer, resigned, effectively immediately.

Appointment of Teresa McWilliams as Chief Financial Officer

On November 17, 2008, the Board of Directors of the Registrant appointed Teresa McWilliams as the Registrant’s Chief Financial Officer and Principal Financial Officer.

Ms. McWilliams, age 52, has been engaged as a Finance and Accounting Consultant since 1998 to companies in various industries. She has consulted companies in the Healthcare, Biotech, High-tech, Media and Entertainment, Commercial and Residential Construction, Real Estate Development, Commercial Property Management, Securities Broker/Dealer and Public Accounting industries.

From February 2004 to May 2006, Ms. McWilliams served in various positions with Aventura Hospital, Westside Regional Hospital located in Miami, Florida, including Interim CFO, Interim Director of Finance, Interim Controller, and Internal Sarbanes-Oxley Act Compliance Officer.

From March 2006 to July 2006, Ms. McWilliams served as a consultant for Tube Media Corp. (OTCBB: TUBM) located in Fort Lauderdale, Florida.

From 2005 to 2006, she serviced as a consultant to Radiology Corporation of America located in Boca Raton, Florida. From 2002 to 2003, she serviced as a consultant to Siegel Corporation located in Boca Raton, Florida. From 1998 to 2001, Ms. McWilliams served as a consultant to Western Medical Company, San Diego, CA; Signal Pharmaceuticals, Inc., San Diego, CA; Tanabe Research Laboratories, San Diego, CA; and Burnham Pacific Properties, Inc., San Diego, CA.

Since January 2, 2008, Ms. McWilliams has been serving as a member of the Board of Directors of S.K.I. Holding Corp., a company engaged in commercial construction and maintenance.

Family Relationships

Ms. McWilliams does not have a family relationship with any of the officers or directors of the Registrant.

Related Transactions

There are no related transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Employment Agreement

Pursuant to an Employment Agreement, dated November 19, 2008, Teresa McWilliams was appointed as the Chief Financial Officer of the Registrant. The Employment Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description of Exhibits

10.1	Employment Agreement, dated November 19, 2008, between Next 1 Interactive, Inc. and Teresa McWilliams

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 20, 2008		NEXT 1 INTERACTIVE, INC.

	By:	/s/ WILLIAM KERBY
William Kerby Vice Chairman & Chief Executive Officer (Principal Executive Officer)